UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): December 18, 2023

Primerica, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34680	27-1204330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1 Primerica Parkway Duluth, Georgia 30099
(Address of Principal Executive Offices, and Zip Code)

(770) 381-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.

(b) On February 27, 2023, Primerica, Inc. (the “Company”) filed a Form 8-K disclosing the pending retirement of Alison Rand, Executive Vice President and Chief Financial Officer. Ms. Rand will cease serving as principal financial officer and principal accounting officer of the Company on December 20, 2023. Ms. Rand will remain employed by the Company until her retirement on April 1, 2024 and will provide transition support and work on special executive projects until such date.

(c) On September 14, 2023, the Company filed a Current Report on Form 8-K (the “Current Report”) disclosing the appointment of Tracy Tan as Executive Vice President, Finance and as the Company’s next Chief Financial Officer. On December 18, 2023, the Company’s Board of Directors appointed Ms. Tan as the Company’s Chief Financial Officer, and as the Company’s principal financial officer, in each case effective December 20, 2023. Ms. Tan’s compensation arrangements and the other information required to be disclosed pursuant to Item 5.02 of Form 8-K in connection with her appointment were disclosed in Item 5.02 of the Current Report and are incorporated into this Item 5.02 by reference.

On December 18, 2023, the Company’s Board of Directors appointed Nicholas A. Jendusa, the Company’s Executive Vice President and Controller, as the Company’s principal accounting officer effective as of December 20, 2023. Mr. Jendusa, age 42, has served as Executive Vice President and Controller of the Company since August 2021, as Senior Vice President and Controller from May 2015 to July 2021, as Vice President of Accounting Policy and SEC Reporting from October 2012 to April 2015 and as Vice President of SEC Reporting from April 2012 to October 2012. Before joining the Company, Mr. Jendusa was a Senior Manager in the audit practice of KPMG LLP. Mr. Jendusa received a B.S. in Accounting from Marquette University and is a certified public accountant licensed in Georgia and Wisconsin.

There are no arrangements or understandings between Mr. Jendusa and any other persons pursuant to which he was appointed principal accounting officer. Mr. Jendusa has no related party transactions with the Company that are reportable under Item 404(a) of Regulation S-K and has no family relationships with any director, executive officer or nominee for director or executive officer of the Company.

A copy of a press release dated December 18, 2023 announcing Ms. Tan and Mr. Jendusa’s appointments is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated December 18, 2023 – Primerica Names Tracy Tan as Chief Financial Officer
104	Cover Page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2023	PRIMERICA, INC.

/s/ Stacey K. Geer
Stacey K. Geer
Executive Vice President and Chief Governance Officer